EXHIBIT 10.4

Our Ref	:	PSL/HWGB/0414/0041

Date	:	1st April 2014

MR LIM WEE KIAT, BERNARD

AT PRESENT

PRIVATE &

CONFIDENTIAL

Dear Bernard,

RE : LETTER OF TRANSFER

We are pleased to inform you that you have been transferred from HWG TIN MINING SDN BHD to VITAXEL SDN BHD with effect from 1 .4.2014

Other terms and conditions of service remain the same.

Kindly sign the duplicate copy of this letter and return it to HR Department.

We look forward to your continue support and untiring effort.

Yours faithfully

HO WAH GENTING BERHAD

/s/ Datuk William Teo

DATUK WILLIAM TEO

Group Executive Chairman

c.c. Payroll Master

I hereby accept the aforesaid terms and conditions

Name	:	Lim Wee Kiat	I/C No.	:

Signature	:	/s/ Lim Wee Kiat	Date	: 3/5/2014

HWG TIN MINING SDN BHD (7aooo9-V)

(Formerly known as Oxystreams Sdn Bhd)

Wisma Ho Wah Genting, No. 35 Jalan Maharajalela, 50150 Kuala Lumpur, Malaysia

Tel:+ 603 2143 8811 Fax:+ 603 2141 7477

Our Ref:	APP/HWGTM/0308/0002

Date	28 March 2008

PRIVATE & CONFIDENTIAL

MR LIM WEE KIAT

No. 22A, Jalan PJU 3/168

Damansara lndah

Homes Resort

47410 Petaling Jaya

Selangor

Dear Mr. Lim,

LETTER OF APPOINTMENT :	DI RECTOR / DIRECTOR OF OPERATIONS

We are pleased to offer you the abovementioned position with the Company under the following terms and conditions of employment:-

1.	Position	DIRECTOR / DIRECTOR OF OPERATIONS

2.	Grade & Level	Grade 1 & Level “8002”

3.	Commencing Salary	RM 5,000.00 PER MONTH

4.	Claim Reimbursement:	RM 2,000.00 PER MONTH (maximum)

5.	Commencement Date:	1 APRIL 2008

6.	Bonus

Payment of bonus shall be at the absolute discretion of the Company and depending on the Company and individual performance. Bonus is only payable to confirmed employees who are in the service of the Company on 3151 December of the respective year. (refer to Employee's Handbook of Article 33)

7.	Medical Benefits

You are entitled to clinical benefits during the probationary period. (refer to Employee's Handbook of Article 22)

Our Ref	APP/HWGTM/0308/0002
Page	2

8.	Probationary Period

The probationary period of the Company shall be six (6) months and the Company reserves the right to extend the probationary period at the sole discretion of the Company. During or at the end of the period of probation or any extension thereof, employment may be terminated at anytime by either party giving to the other party by giving one (1) month's notice without assigning any reasons whatsoever. Confirmation shall depend upon satisfactory review of your performance, conduct and aptitude during the probation period. (refer to Employee's Handbook of Article 5)

9.	Annual Increment

Annual increment will be subjected to review by the Board of Directors and at the sole discretion of the Company's Management.

10.	Termination of Service After Confirmation

Each party to this agreement may at any time give to the opposite party a written notice of intention of termination.

After confirmation, the length of such notice, which is the same for each party, shall be as follows:-

(i)	Three (3) month's notice or three (3) month salary in lieu of notice

(refer to Employee's Handbook of Article 27)

11.	Confidentiality

It is understood and accepted that you will at no circumstances divulge or make public, in any way, any of the Company's confidential matters. This clause shall continue to apply even after the termination of your service. (refer to Employee's Handbook of Article 38)

12.	Duties and Job Functions

You will be required to carry out such duties and job functions as may be instructed from time to time by the Company and you are subject to transfer from one associated or subsidiary company to another at the sole discretion of the Company.

13.	Other Terms and Conditions

(i)	You agree that your salary will be made by cheque/bank.

(ii)	You will be required to observe and adhere to the other terms and conditions of employment as prescribed in the Employee's Handbook that these terms and conditions may be varied from time to time by the Management.

Our Ref	APP/HWGTM/0308/0002
Page	3

14.	General

It is an express condition of your employment with the Company that you engage yourself exclusively in the Company's business and do not undertake any other terms of employment which in anyway may conflict with the Company's business or interest.

We would like to take this opportunity to welcome you as a member of the Company and trust that you will treat this engagement as a chance to grow with the Company.

If the above terms and conditions are acceptable to you, kindly confirm your acceptance of the employment by signing and returning the duplicate copy of this letter.

Yours faithfully,

HWG TIN MINING SON BHD

/s/ Sally Tee

SALLY TEE

Group HR Manager

c.c. Payroll Master

I hereby accept the offer of employment upon the terms and conditions as stated above.

Signature	/s/ Lim Wee Kiat	NRIC No.

Name	Lim Wee Kiat	E.P.F. NO.

Socso No.		Income Tax